EXHIBIT 10.8

EXECUTION VERSION

REFERENCE IS MADE TO THE AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG COMPANY (AS DEFINED BELOW), PARENT (AS DEFINED BELOW), ISSUER (AS DEFINED BELOW), THEIR RESPECTIVE SUBSIDIARIES PARTY THERETO, THE NOTE HOLDERS (AS DEFINED THEREIN), WILMINGTON TRUST, NATIONAL ASSOCIATION, AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), WILMINGTON TRUST, NATIONAL ASSOCIATION, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THIRD LIEN COLLATERAL AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE HOLDERS (AS DEFINED BELOW), PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE HOLDERS HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

AMENDED AND RESTATED

SPINCO THIRD LIEN PLEDGE AND SECURITY AGREEMENT

This AMENDED AND RESTATED SPINCO THIRD LIEN PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is dated as of August 16, 2012 and entered into by and among NEXTWAVE HOLDCO LLC, a Delaware limited liability company (“Issuer”), NEXTWAVE WIRELESS INC., a Delaware corporation (“Parent”), each of THEIR UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES (each of such undersigned Subsidiaries being a “Subsidiary Grantor” and collectively “Subsidiary Grantors”), each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 20 hereof (each of Issuer, Parent, each Subsidiary Grantor, and each Additional Grantor being a “Grantor” and collectively the “Grantors”), the undersigned Holders, and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as the Collateral Agent (as defined below) (in such capacity herein called “Secured Party”) for the Holders.

PRELIMINARY STATEMENTS

A. Pursuant to that certain Third Lien Subordinated Exchange Note Exchange Agreement dated as of October 9, 2008 (“Original Exchange Agreement”) by and among Parent, NextWave Wireless LLC, a Delaware limited liability company (“Company”), each of the other Grantors named therein, each of the purchasers named therein (the “Original Purchasers” and, together with their respective successors and assignees in whose name an Original Note is issued, the “Original Holders”) and The Bank of New York Mellon, as collateral agent, Parent issued the Original Notes to the Original Purchasers.

B. In connection with the Original Exchange Agreement, certain of the Grantors executed a Third Lien Pledge and Security Agreement dated as of October 9, 2008 (the “Original Pledge and Security Agreement), in favor of The Bank of New York Mellon, as collateral agent, for the benefit of the Original Holders.

C. Subject to the receipt of required regulatory approval, no later than August 31, 2012 (or, if all such approvals are not obtained on or prior to August 31, 2012, as promptly thereafter as practicable), Company, Parent and the other Guarantors will transfer, subject to and without release or derogation of the Liens of the Holders arising pursuant to the Original Exchange Agreement and the other “Note Documents” (as defined in the Original Exchange Agreement) all of the Additional Spectrum Assets and Other Assets (collectively, the “Spinco Assets”) to Issuer (the “Spinco Assets Transfer”), in each case pursuant to Spinco Assets Transfer Documents.

D. In connection with the Spinco Assets Transfer, the parties to the Original Exchange Agreement have agreed that Parent shall assign to Issuer a portion of the obligations under the Original Notes in an aggregate Principal Amount (as defined in the Original Exchange Agreement) equal to $436,887,512 as of the date hereof, together with a pro rata portion of all other “Third Lien Obligations” (as defined in the Original Exchange Agreement) (collectively, the “Assigned and Assumed Obligations”) on the terms and conditions provided for in that certain Amended and Restated Spinco Third Lien Subordinated Exchange Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Exchange Agreement”; the terms defined therein and not otherwise defined in Section 30 or elsewhere herein being used herein as therein defined) by and among Issuer, Parent, Company, each of the other Grantors named therein, each of the Purchasers named therein (together with their successors and assigns and any subsequent holder of Notes permitted under the Exchange Agreement, the “Holders”) and the Collateral Agent, and Issuer has agreed to assume the Assigned and Assumed Obligations and issue to the Holders $436,887,512 aggregate Stated Value of Spinco Third Lien Subordinated Secured Notes (the “Notes”).

E. Wilmington Trust, the Holders, and the Parent Third Lien Holders have entered into that certain Amended and Restated Third Lien Collateral Agency Agreement dated as of the date hereof (the “Collateral Agency Agreement”), pursuant to which the Holders have appointed Wilmington Trust as collateral agent (the “Collateral Agent” and together with the Holders, the “Collateral Parties”), and the Collateral Agent has agreed to act, as an agent for the Holders under this Agreement.

F. Parent and the Subsidiary Grantors have executed and delivered that certain Amended and Restated Spinco Third Lien Guaranty dated as of the date hereof (the “Guaranty”) in favor of the Collateral Agent for the benefit of the Holders, pursuant to which Parent and each Subsidiary Grantor have guarantied the prompt payment and performance when due of all obligations of Issuer under the Exchange Agreement.

G. Issuer, Company, Parent, each of the other Guarantors, the purchasers named therein (together with their successors and assigns and any subsequent holder of First Lien Notes permitted under the First Lien Purchase Agreement (as defined below), “First Lien Holders”) and Wilmington Trust, as First Lien Collateral Agent (the “First Lien Collateral Agent”), have entered into that certain Amended and Restated Purchase Agreement dated as of the date hereof (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Purchase Agreement”), pursuant to which the First Lien Notes were issued.

H. Issuer and the Subsidiary Grantors (other than Company) have also executed and delivered that certain Guaranty dated as of July 17, 2006 in favor of the First Lien Collateral Agent for the benefit of the First Lien Holders, pursuant to which Issuer and each such Subsidiary Grantor have guarantied the prompt payment and performance when due of all obligations of Company under the First Lien Purchase Agreement, and Parent has executed and delivered that certain Parent Guaranty dated as of July 17, 2006, as amended by that certain First Amendment dated as of October 9, 2008, in favor of the First Lien Collateral Agent for the benefit of the First Lien Holders, pursuant to which Parent has guarantied the prompt payment and performance when due of all obligations of Company under the First Lien Purchase Agreement.

I. The Grantors have also executed an Amended and Restated Pledge and Security Agreement dated as of the date hereof in favor of the First Lien Collateral Agent on behalf of those secured parties under the First Lien Purchase Agreement (the “First Lien Secured Parties”).

J. Issuer, Company, Parent, each of the other Guarantors, the purchasers named therein (together with their successors and assigns and any subsequent holder of Second Lien Notes permitted under the Second Lien Purchase Agreement (as defined below), the “Second Lien Holders”) and Wilmington Trust, as Second Lien Collateral Agent (the “Second Lien Collateral Agent”), have entered into that certain Amended and Restated Second Lien Subordinated Note Purchase Agreement dated as of the date hereof (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Purchase Agreement”), pursuant to which the Second Lien Notes were issued.

K. Issuer and the Subsidiary Grantors (other than Company) have also executed and delivered that certain Second Lien Guaranty dated as of October 9, 2008 in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Holders, pursuant to which Issuer and each such Subsidiary Grantor have guarantied the prompt payment and performance when due of all obligations of Company under the Second Lien Purchase Agreement, and Parent has executed and delivered that certain Second Lien Parent Guaranty dated as of October 9, 2008 in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Holders, pursuant to which Parent has guarantied the prompt payment and performance when due of all obligations of Company under the Second Lien Purchase Agreement.

L. The Grantors have also executed an Amended and Restated Second Lien Pledge and Security Agreement dated as of the date hereof in favor of the Second Lien Collateral Agent on behalf of those secured parties under the Second Lien Purchase Agreement (the “Second Lien Secured Parties”).

M. Company, Parent, each guarantor from time to time party thereto, the purchasers set forth therein (together with their successors and assigns and any subsequent holder of Parent Third Lien Notes permitted under the Parent Third Lien Exchange Agreement (as defined below), the “Parent Third Lien Holders”), and the Collateral Agent, have entered into that certain Amended and Restated Parent Third Lien Subordinated Exchange Agreement dated as of the date hereof (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Parent Third Lien Exchange Agreement”), pursuant to which the Parent Third Lien Notes were issued.

N. Company and certain Subsidiaries of Company have also executed and delivered that certain Amended and Restated Parent Third Lien Guaranty dated as of the date hereof in favor of the Collateral Agent for the benefit of the Parent Third Lien Holders, pursuant to which Company and each such Subsidiary of Company have guarantied the prompt payment and performance when due of all obligations of Parent under the Parent Third Lien Exchange Agreement.

O. Company, Parent and certain Subsidiaries of Company have also executed an Amended and Restated Parent Third Lien Pledge and Security Agreement dated as of the date hereof (the “Parent Third Lien Security Agreement”) in favor of the Collateral Agent on behalf of those secured parties under the Parent Third Lien Exchange Agreement (the “Parent Third Lien Secured Parties”).

P. The First Lien Collateral Agent, the Second Lien Collateral Agent, the Collateral Agent, the Note Holders (as defined therein) and the Grantors have entered into that certain Amended and Restated Intercreditor Agreement dated as of the date hereof (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), which governs the respective rights and remedies of the First Lien Secured Parties, the Second Lien Secured Parties, the Parent Third Lien Secured Parties, and the Collateral Parties with respect to the Collateral and the proceeds hereof.

Q. In connection with the transactions described above, Issuer, Parent, Company, the other Grantors and Secured Party have agreed to amend and restate the Original Pledge and Security Agreement with respect to the obligations of Issuer under the Exchange Agreement and to enter into this Agreement.

R. It is a condition precedent to amending and restating the Original Exchange Agreement and entering into the Exchange Agreement that the Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in the Exchange Agreement and in order to induce the Holders to enter into the Exchange Agreement, the parties hereto hereby agree, subject to the preservation of obligations under the Original Pledge and Security Agreement that is more specifically described in Section 31 hereof, that the Original Pledge and Security Agreement is hereby amended and restated as follows:

SECTION 1. Grant of Security.

Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to the following Collateral of such Grantor, in each case whether now or hereafter existing, whether now owned or hereafter acquired, and whether or not subject to the Uniform Commercial Code as it exists on the date of this Agreement, or as it may hereafter be amended in the State of New York (the “UCC”), including the following (the “Collateral”):

(a) all Accounts and receivables;

(b) all Chattel Paper;

(c) all Money and all Deposit Accounts (including, without limitation, the Asset Sale Proceeds Account), together with all amounts on deposit from time to time in such Deposit Accounts, including all Investments;

(d) all Documents;

(e) all General Intangibles, including all Intellectual Property Collateral, Payment Intangibles and Software;

(f) all Goods, including Inventory, Equipment and Fixtures;

(g) all Instruments;

(h) all Investment Property, including all Securities Collateral;

(i) all Letter-of-Credit Rights and other Supporting Obligations;

(j) all Records;

(k) all Commercial Tort Claims, including those set forth on Schedule 1 annexed hereto;

(l) all FCC Licenses;

(m) all Spectrum Leases;

(n) the right to receive any payment of money, including without limitation general intangibles for money due or to become due, derived in any way from any FCC License, Foreign License, Spectrum Lease or Foreign Spectrum Lease; and

(o) all Proceeds with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC (to the extent such term is defined in the UCC), it being the intention of Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, (a) any of such Grantor’s rights or interests in or under, any license, contract, lease, permit, Instrument or franchise to which such Grantor is a party or any of such Grantor’s rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, lease, permit, Instrument or franchise, or under applicable provisions of the Communications Act or FCC Rules, result in a breach of the terms of, or constitute a default under, such license, contract, lease, permit, Instrument or franchise or applicable provisions of the Communications Act or FCC Rules (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision (including by reason of any modification or change thereto or any change in the interpretation by the FCC of applicable provisions of the Communications Act or FCC Rules by final non-appealable action of the FCC) the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests in accordance with the terms of any such ineffectiveness, lapse, termination, modification or change or (b) any application for a Trademark based on an intent to use the same if and so long as such application is pending without a “Statement of Use” having been filed and accepted by the United States Patent and Trademark Office (each such pending application which is based on an intent to use, an “Intent-To-Use Application”); provided, that once a “Statement of Use” is filed and accepted by the United States Patent and Trademark Office in connection with an Intent-To-Use Application, this clause (b) shall not be applicable to such Intent-To-Use Application and the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, such Intent-To-Use Application.

Notwithstanding the foregoing, it is acknowledged and agreed that the creation of a security interest in Equity Interests issued by a Foreign Subsidiary shall be limited to 66% of the issued and outstanding Capital Stock of such Foreign Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock of such Foreign Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and the Collateral shall not include any other Equity Interests issued by such Foreign Subsidiary.

Notwithstanding anything herein to the contrary, the Liens granted to the Secured Party pursuant to this Agreement shall be Third Priority Liens on the Collateral (third only to the First Lien Obligations and the Second Lien Obligations) and the exercise of any right or remedy by the Secured Party hereunder is subject to the provisions of the Intercreditor Agreement, including, without limitation, Section 3.03 thereof. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control (subject to the Forbearance Agreement (as defined below)). Notwithstanding anything herein to the contrary, prior to the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, (i) the requirements of this Agreement to endorse, assign or deliver to the Secured Party shall be deemed satisfied by endorsement, assignment or delivery of such Collateral to the First Lien Collateral Agent (as bailee for the Secured Party) or, if the Discharge of First Lien Obligations has occurred, to the Second Lien Collateral Agent (as bailee for the Secured Party), and (ii) any endorsement, assignment or delivery to the First Lien Collateral Agent (as bailee for the Secured Party) or, if the Discharge of First Lien Obligations

has occurred, to the Second Lien Collateral Agent (as bailee for the Secured Party), shall be deemed an endorsement, assignment or delivery to the Secured Party for all purposes hereunder. The Liens granted to the Secured Party pursuant to this Agreement shall be equal and pari passu to the Liens on the Collateral granted to the Parent Third Lien Secured Parties. Upon the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, the Liens granted to the Secured Party pursuant to this Agreement shall have second priority over all other Liens in and to such Collateral (second only to the Second Lien Obligations). Upon the Discharge of First Lien Obligations, the Discharge of Second Lien Obligations and the earlier of the Discharge of Parent Third Lien Obligations and the Cross-Collateral Release Date, the Liens granted to Secured Party pursuant to this Agreement shall have priority over all other Liens in and to such Collateral.

SECTION 2. Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. “Secured Obligations” means:

(a) with respect to Issuer, all obligations and liabilities of every nature of Issuer now or hereafter existing under or arising out of or in connection with the Exchange Agreement and the other Note Documents; and

(b) with respect to each Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Exchange Agreement, Guaranty and the other Note Documents;

in each case together with all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Holder as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement (including, without limitation, interest and other amounts that, but for the filing of a petition in bankruptcy with respect to Issuer or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Issuer or such Grantor for such amounts in the related bankruptcy proceeding).

SECTION 3. Grantors Remain Liable.

Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, licenses and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. Representations and Warranties.

Each Grantor represents and warrants as follows:

(a) Material Subsidiaries; License Subsidiaries; Ownership of Collateral.

(i) Set forth on Schedule B annexed hereto is a true, correct and complete list of each Material Subsidiary, each License Subsidiary and the direct and indirect parents of each such Material Subsidiary and each such License Subsidiary.

(ii) Except as expressly permitted by the Exchange Agreement, such Grantor owns its interests in the Collateral free and clear of any Lien and has not filed, authorized, or permitted to be filed any effective financing statement or other instrument similar in effect covering all or any part of the Collateral in any filing or recording office, including any IP Filing Office.

(b) Perfection. The security interests in the Collateral granted to Secured Party in accordance with the terms of Section 1 above for the benefit of the Collateral Parties hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Secured Party as “secured party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 2 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities, and (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the recordation of a Grant with the applicable IP Filing Office, and (iv) in the case of any Deposit Account (including, without limitation, the Asset Sale Proceeds Account) and any Investment Property constituting a Security Entitlement or Securities Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, the security interests in the Collateral granted to Secured Party for the benefit of the Collateral Parties will constitute perfected security interests therein in accordance with the terms of Section 1 above prior to all other Liens (except for Permitted Liens and Liens permitted by Section 5.12 of the Exchange Agreement), and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly made or taken.

(c) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization, principal place of business, chief executive office, office where such Grantor keeps its Records regarding the Accounts, Intellectual Property and originals of Chattel Paper and organization number provided by the applicable Governmental Authority of the jurisdiction of organization are set forth on Schedule 3 annexed hereto. All of the Equipment and Inventory is located at the places set forth on Schedule 4 annexed hereto, except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations set forth on Schedule 4 annexed hereto, or (iii) to customers of a Grantor.

(d) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the five year period preceding the date hereof, or, in the case of Company, since April 13, 2005, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names set forth on Schedule 5 annexed hereto.

(e) Delivery of Certain Collateral. All certificates or Instruments (excluding checks) evidencing, comprising or representing the Collateral have been delivered to Secured Party (or, prior to the Discharge of First Lien Obligations, to the First Lien Collateral Agent as agent for the Secured Party or, after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, to the Second Lien Collateral Agent as agent for the Secured Party) duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

(f) Securities Collateral. All of the Pledged Equity set forth on Schedule 6(a) annexed hereto has been duly authorized and validly issued and is fully paid and non-assessable; all of the Pledged Debt set forth on Schedule 6(b) annexed hereto has been duly authorized and is the legally valid and binding obligation of the issuers thereof (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability, whether considered at law or equity); there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Equity; Schedule 6(a) annexed hereto sets forth all of the Equity Interests and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 6(b) annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

(g) Deposit Accounts and Securities Accounts. Schedule 7 annexed hereto lists all Deposit Accounts and Securities Accounts owned by each Grantor that contain assets exceeding $100,000 in value (including, without limitation, the Asset Sale Proceeds Account) and indicates the institution or intermediary at which each such account is held and the account number.

(h) Intellectual Property Collateral. A true and complete list of all Trademark Registrations and applications for any Trademark owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 8 annexed hereto; a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth on Schedule 9 annexed hereto; a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth on Schedule 10 annexed hereto; and such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable.

(i) Chattel Paper. Such Grantor has no interest in any Chattel Paper.

(j) Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-Credit Rights.

(k) Documents. No negotiable Documents are outstanding with respect to any of the Inventory.

The representations and warranties as to the information set forth in Schedules referred to herein are made as to each Grantor (other than Additional Grantors) as of the date hereof and as to each Additional Grantor as of the date of the applicable Counterpart.

SECTION 5. Further Assurances.

(a) Generally. Each Grantor agrees that from time to time, at the reasonable expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action (including without limitation filing UCC financing statements and UCC continuation statements), that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby in any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) notify Secured Party in writing of receipt by such Grantor of any interest in Chattel Paper with a fair market value in excess of $100,000 and mark conspicuously each such item of Chattel Paper and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Required Holders, indicating that such Collateral is subject to the security interest granted hereby, (ii) deliver to Secured Party all promissory notes and other Instruments with a fair market value in excess of $100,000 (other than the Excluded Pledged Debt) and all original counterparts of such Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Required Holders, (iii) (A) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts and Investment Property of such Grantor that contain assets exceeding $100,000 in value, (C) deliver such documents, instruments, notices, records and consents and take such other actions necessary or desirable to establish that Secured Party has control over electronic Chattel Paper and Letter-of-Credit Rights of such Grantor with a fair market value in excess of $100,000 and (D) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party pursuant to Section 3.4 of the Exchange Agreement, (vi) appear in and defend any action or proceeding that may adversely affect such Grantor’s title to or Secured Party’s security interest in all or any material part of the Collateral, and (vii) obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral having a fair market value in excess of $100,000 (other than the Excluded Pledged Debt). Each Grantor hereby authorizes Secured Party (without obligation) to file in any appropriate jurisdiction one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor) without the signature of any Grantor.

(b) Securities Collateral. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that (i) all (A) certificates or (B) Instruments with a fair market value in excess of $100,000, in each case, representing or evidencing the Securities Collateral, shall be delivered to and held by or on behalf of Secured Party (or, prior to the Discharge of First Lien Obligations, to the First Lien Collateral Agent as agent for the Secured Party or, after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, to the Second Lien Collateral Agent as agent for the Secured Party) pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to Required Holders and (ii) it will, upon obtaining any additional (A) Equity Interests in a Person that is, or becomes, a direct Material Subsidiary of such Grantor or (B) Indebtedness with a fair market value in excess of $100,000 (other than the Excluded Pledged Debt), promptly (and in any event within ten (10) Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in respect of such additional Pledged Equity or Pledged Debt; provided, that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Equity or Pledged Debt shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Within ten (10) Business Days of each such acquisition, the representations and warranties contained in Section 4(f) hereof shall be deemed to have been made by such Grantor as to such Pledged Equity or Pledged Debt, whether or not such Pledge Supplement is delivered.

(c) Intellectual Property Collateral. At least quarterly, within fifteen (15) days after the end of each calendar quarter, each Grantor shall notify Secured Party in writing of any rights to Intellectual Property Collateral acquired by such Grantor after the date hereof. At least quarterly, within fifteen (15) days after the end of each calendar quarter, each Grantor shall execute and deliver to Secured Party an IP Supplement, and submit a Grant for recordation with respect thereto in the applicable IP Filing Office; provided, the failure of any Grantor to execute an IP Supplement or submit a Grant for recordation with respect to any additional Intellectual Property Collateral shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto. Upon delivery to Secured Party of an IP Supplement, Schedules 8, 9 and 10 annexed hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include a reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral set forth on Schedule A to such IP Supplement. Upon each such acquisition, the representations and warranties contained in Section 4(h) hereof shall be deemed to have been made by such Grantor as to such Intellectual Property Collateral, whether or not such IP Supplement is delivered.

(d) Commercial Tort Claims. Grantors have no Commercial Tort Claims with a fair market value in excess of $100,000 as of the date hereof, except as set forth on Schedule 6 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims with a fair market value in excess of $100,000, such Grantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 6. Certain Covenants of Grantors.

Each Grantor shall:

(a) give Secured Party at least thirty (30) Business Days’ prior written notice of (i) any change in such Grantor’s name, identity or corporate structure (excluding any change in such Grantor’s name, identity or corporate structure reflected on the Schedules hereto) and (ii) any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

(b) keep correct and accurate records of Collateral at the locations described in Schedule 2 annexed hereto;

(c) permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and each Grantor agrees to render to Secured Party, at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto, as provided in Section 3.4 of the Exchange Agreement; and

(d) take all actions necessary to maintain the security interest of the Secured Party on behalf of the Holders created hereunder.

SECTION 7. Special Covenants With Respect to Equipment and Inventory.

Each Grantor shall:

(a) if any Inventory is in possession or control of any of such Grantor’s agents or processors, upon the occurrence and during the continuance of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

(b) promptly upon the issuance and delivery to such Grantor of any negotiable Document with a fair market value in excess of $100,000 (other than the Excluded Pledged Debt), deliver such Document to Secured Party.

SECTION 8. Special Covenants with respect to Accounts.

(a) Each Grantor shall, for not less than three years from the date on which each Account of such Grantor arose, maintain (i) complete Records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

(b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, at Secured Party’s request upon the occurrence and during the continuance of an Event of Default, shall take) such action as may be necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, at the expense of Grantors, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to (i) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (ii) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (iii) enforce collection of any such Accounts at the expense of Grantors, and (iv) adjust, settle or compromise the amount or payment thereof. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of an Event of Default, (A) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 16 hereof, and (B) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9. Special Covenants With Respect to the Securities Collateral.

(a) Form of Securities Collateral. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations. If any Securities Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Securities Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Securities Collateral, which it shall promptly deliver to Secured Party as provided in this Section 9(a).

(b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Exchange Agreement, permit any issuer of Pledged Equity to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person are, upon such merger or consolidation, subject to the provisions of the second to last paragraph of Section 1, pledged and become Collateral hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent corporation; (ii) cause each issuer of Pledged Equity not to issue Equity Interests in addition to or in substitution for the Pledged

Equity issued by such issuer, except to such Grantor; (iii) immediately upon its acquisition (directly or indirectly) of any Equity Interests, including additional Equity Interests in each issuer of Pledged Equity, comply with Section 5(b), subject to the provisions of the second to last paragraph of Section 1; (iv) immediately upon issuance of any and all Instruments or other evidences of additional Indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt, comply with Section 5; (v) at its expense perform and comply in all material respects with all terms and provisions of any agreement related to the Securities Collateral required to be performed or complied with by it; and (vi) promptly execute and deliver to Secured Party an agreement providing for control by Secured Party of all Security Entitlements and Securities Accounts of such Grantor that contain assets exceeding $100,000 in value.

(c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the Exchange Agreement; and (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all dividends, other distributions, principal and interest paid in respect of the Securities Collateral.

Upon the occurrence and during the continuance of an Event of Default, subject to the provisions of Section 14(d) below: (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions, principal and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, other distributions, principal and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsements).

In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party (or, prior to the Discharge of First Lien Obligations, to the First Lien Collateral Agent as agent for the Secured Party or, after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, to the Second Lien Collateral Agent as agent for the Secured Party) all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party (or, prior to the Discharge of First Lien Obligations, to the First Lien Collateral Agent as agent for the Secured Party or, after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, to the Second Lien Collateral Agent as agent for the Secured Party) an irrevocable proxy to vote the Pledged Equity and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Equity would be entitled

(including giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy, subject to the provisions of Section 14(d) below, shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Equity or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than indemnification obligations that are intended to survive termination of the Note Documents), the cure of such Event of Default or waiver thereof as evidenced by a writing executed by Secured Party.

SECTION 10. Special Covenants With Respect to Intellectual Property Collateral.

(a) Each Grantor shall:

(i) use reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

(ii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(iii) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral and products and services covered by the Intellectual Property Collateral; and

(iv) use a commercially appropriate standard of quality (which may be consistent with such Grantor’s past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks.

(b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, at Secured Party’s request upon the occurrence and during the continuance of an Event of Default, shall take) such action as may be necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and upon the occurrence and during the continuance of any Event of Default, (i) all amounts and proceeds (including checks and Instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 16 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(c) Each Grantor shall have the duty diligently, through counsel nationally recognized in the field of intellectual property law, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application for registration relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and set forth on Schedules 8, 9 or 10 annexed hereto, as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral.

(d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in an IP Filing Office or any federal, state, local or foreign court) or regarding such Grantor’s ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

(e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuance of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11. Secured Party Appointed Attorney-in-Fact.

Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents and other documents in connection with clause (a) above;

(c) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

(d) to pay or discharge taxes or Liens (other than taxes not required to be discharged pursuant to the Exchange Agreement and Liens permitted under this Agreement or the Exchange Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

(e) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts (including, without limitation, the Asset Sale Proceeds Account) and other documents relating to the Collateral;

(f) to file, or cause to be filed, to the extent permitted by law, including the Communications Act and FCC Rules, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC or any other applicable regulatory authority required for the exercise of any right or remedy hereunder; and

(g) subject to the provisions of Section 14(d) below, upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 12. Secured Party May Perform.

If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors.

SECTION 13. Standard of Care.

The Collateral Agent shall exercise such care in the custody and preservation of Collateral as is required pursuant the Collateral Agency Agreement.

SECTION 14. Remedies.

Subject to, and except as otherwise provided in, Section 3.03 of the Intercreditor Agreement:

(a) Generally. If any Event of Default shall have occurred and be continuing, Secured Party may, subject to clause (d) below, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parts at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may determine, (ii) provide instructions directing the disposition of funds in Deposit Accounts, (iii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and (iv) without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Holder may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of the Collateral Parties shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of the disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

(b) Securities Collateral. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that Secured Party shall have no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party exercises its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Securities Collateral to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the amount of Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(c) Collateral Accounts. Subject to the terms of the Exchange Agreement, in addition to any remedies set forth in clause (a) above, upon the occurrence and during the continuance of an Event of Default, Secured Party may instruct Account Bank to (i) sell any Investments or other Collateral relating to the Asset Sale Proceeds Account, (ii) transfer all Investments or other Collateral relating to the Asset Sale Proceeds Account, including any cash, to any other account established in Secured Party’s (or its agent’s or nominee’s) name, (iii) register title to any other Collateral relating to the Asset Sale Proceeds Account in the name of Secured Party or any of its nominees or agents, without reference to any interest of Grantor, or (iv) retain any of the Collateral relating to the Asset Sale Proceeds Account as Secured Party’s property (for the benefit of the Holders) in satisfaction of an amount of Secured Obligations equal to the then-current market value of such Collateral retained as determined by Secured

Party. All amounts and proceeds in the Asset Sale Proceeds Account may, during the continuance of an Event of Default, (i) be held by Secured Party as collateral for the Secured Obligations and/or (ii) then or at any time thereafter be applied pursuant to Section 16 hereof. Secured Party shall also have such rights and remedies in respect of such Collateral as are set forth in the Asset Sale Proceeds Account Control Agreement.

(d) FCC and Governmental Approvals.

(i) Notwithstanding any other provision of this Agreement, Secured Party shall take no action to exercise or enforce any remedy that is available to Secured Party pursuant to this Agreement which exercise or enforcement would constitute or result in any assignment of any FCC License, Spectrum Lease or any other Governmental Authorization or other Collateral or any transfer of control of any License Subsidiary or any FCC License, other Governmental Authorization or any Spectrum Lease or other Collateral, whether de jure or de facto, if such assignment or transfer of control of such License, Authorization or Lease or other Collateral would require, under then existing law (including the Communications Act and the FCC Rules or the written rules and regulations promulgated by the FCC or any other agency or government), the prior approval of the FCC or any other Governmental Authority, without first obtaining such approval; provided, however Secured Party shall not be liable to any person for such actions to the extent that Secured Party is directed to do so by Required Holders or Supermajority Holders, as applicable under the terms of the Exchange Agreement, or relies upon the advice of counsel or other experts; and provided further that Collateral Agent may take the actions permitted under Section 14(c) above with respect to the Asset Sale Proceeds Account (as currently defined herein), and the parties hereto expressly acknowledge that no such permitted action under Section 14(c) would (x) involve the Pledged Equity, FCC Licenses or Spectrum Leases or (y) constitute or result in an assignment or transfer of control of a type described in this Section 14(d)(i).

(ii) Notwithstanding the foregoing, during the continuance of an Event of Default (as defined herein), each Grantor shall cooperate with Secured Party to ensure that Secured Party may obtain and enjoy the full rights and benefits granted to Secured Party by this Agreement and each other agreement, instrument and document delivered to Secured Party in connection herewith or in any document evidencing or securing the Collateral. Specifically, each Grantor shall:

(A) cooperate fully with Secured Party in obtaining all approvals, consents, authorizations and qualifications from any Governmental Authority or instrumentality (including but not limited to the FCC) may be necessary or advisable to accomplish any such transfer or assignment of all or any part of the Collateral and

(B) prepare, execute and file with any Governmental Authority or instrumentality (including but not limited to the FCC) any application, request for consent, certificate, instrument or other document that may be necessary or advisable to accomplish any such transfer or assignment of all or any part of the Collateral.

(iii) Notwithstanding any other language and provision herein made, each Grantor hereby agrees to and authorizes an involuntary transfer of control of any Subsidiary of Parent or Issuer after and during the continuance of any Event of Default and, without limiting any rights of Secured Party under this instrument, authorizes Secured Party to nominate a trustee or receiver to assume control of any Subsidiary of Parent or Issuer, subject only to any required FCC or other Governmental Authority consent and/or judicial consent or approval pending in order to effectuate any such nomination and assumption of control. Such trustee or receiver shall have all rights and powers permitted to it by law or court order and as provided under this instrument and delegated to such trustee or receiver. Each Grantor hereby expressly waives the right to object to the appointment of a trustee or receiver as aforesaid and expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Secured Party. Each Grantor shall cooperate fully in obtaining each approval and consent of the FCC or any other Governmental Authority required to effectuate the foregoing, including without limitation the preparation, execution and filing with the FCC of the transferor’s portion of any application or applications for consent to the transfer of control necessary or appropriate under Communications Act or the FCC’s Rules for approval of the transfer of control or assignment of all or any portion of the Collateral. Each Grantor expressly acknowledges that its consent contemplates full cooperation by such Grantor in the preparation, execution and filing of FCC Form 603 or any other applicable FCC Form for involuntary transfer of any one or all of the FCC Licenses or Spectrum Leases, and further acknowledges that authorization of the FCC to the transfer of control of the right, title and interest of each Grantor in and to all or any FCC Licenses and Spectrum Leases is integral to Secured Party’s realization of the value of the Collateral. Each Grantor further admits and acknowledges that there is no adequate remedy at law for failure of any Grantor to comply with the foregoing provisions and that such failure would not be compensable in damages. Each Grantor agrees that Secured Party is entitled to obtain specific performance of such Grantor’s agreements under this paragraph of Section 14(d), and hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. Each Grantor acknowledges that the provisions of this paragraph are intended to be enforceable at all times whether before or after commencement of a proceeding for the dissolution, winding up, liquidation, arrangement, reorganization and whether in bankruptcy, insolvency, receivership, or upon any other similar proceeding involving any Grantor or any Subsidiary of Parent or Issuer.

In addition to all other rights and remedies at law or equity which Secured Party may have, Secured Party shall have the right, subject to Section 14(d)(i) above, during the continuance of any Event of Default to apply at any time to a court having jurisdiction thereof for the appointment of a receiver of any and all of the Collateral. It is expressly agreed by each Grantor that such court shall appoint such receiver with the usual powers and duties of receivers in like cases and that such appointment shall be made by the court as a matter of strict right to Secured Party, and without reference to the adequacy of the value of the Collateral or to the solvency or insolvency of any Grantor or any Subsidiary of Parent or Issuer, or any party defendant to any suit. Each Grantor hereby specifically waives the right to object to the appointment of a receiver and hereby expressly agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Secured Party.

In the event of any changes in applicable law (including, without limitation, changes in the Communications Act or the FCC Rules, or any Grantor becoming subject to the jurisdiction of any applicable Governmental Authority) occurring after the date hereof that affect in any manner Secured Party’s rights of access to, or use or sale of, the FCC Licenses or Spectrum Leases, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale (including, without limitation, changes allowing greater access), Secured Party and Grantors, shall amend this Agreement and the other Note Documents in such manner as the Required Holders shall reasonably request, in order to provide Secured Party with such rights to the greatest extent possible consistent with such then applicable law.

SECTION 15. Additional Remedies for Intellectual Property Collateral.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuance of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly reimburse and indemnify Secured Party as provided in Sections 1.5 and 1.6 of the Exchange Agreement and Section 17 hereof, as applicable, in connection with the exercise of its rights under this Section 15, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; and (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Holder) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be reasonably required to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party’s security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Liens.

SECTION 16. Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, the Intercreditor Agreement and the Collateral Agency Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following priority:

FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Note Documents, as provided in the Note Documents; and

THIRD: To the payment to or upon the order of Issuer, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 17. Indemnity and Expenses.

(a) Grantors jointly and severally agree to indemnify Secured Party and each Holder in accordance with Sections 1.5 and 1.6 of the Exchange Agreement.

(b) The obligations of Grantors in this Section 17 shall (i) survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Exchange Agreement and the other Note Documents, and (ii) as to any Grantor that is a party to a Guaranty, be subject to the provisions of Section 1(b) thereof; provided that, subject to the payment of the Parent Expenses in accordance with the last paragraph of Section 1.5 of the Exchange Agreement, any indemnity or expense obligation of the Grantors and their subsidiaries (other than Issuer and its subsidiaries, which shall continue to be liable in accordance with the terms of this Agreement) shall terminate on the earlier of (i) the Cross-Collateral Release Date and (ii) the redemption of the Notes pursuant to Section 8.1(a) of the Exchange Agreement.

SECTION 18. Continuing Security Interest; Transfer of Notes; Termination and Release.

(a) This Agreement shall create a continuing security interest as specified herein in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause but subject to the provisions of Section 10.2 of the Exchange Agreement, the Acquiror Note Purchase Agreement, and the Acquiror Call Right Agreement, any Holder may

assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Holders herein or otherwise.

(b) Upon the payment in full of all Secured Obligations, the security interest granted hereby shall automatically terminate and be released and all rights to the Collateral shall automatically revert to the applicable Grantors without further action required by any party hereto. Upon any such termination Secured Party will, at Acquiror’s or Grantors’ expense and without representation, warranty or recourse, execute and deliver to Grantors such documents as Acquiror or Grantors shall reasonably request and prepare to evidence such termination. In addition, upon the proposed sale or other disposition of any Collateral by a Grantor in accordance with the Exchange Agreement for which such Grantor desires a security interest release from Secured Party, such a release may be obtained pursuant to the provisions of Section 10.4(a) of the Exchange Agreement. Upon the occurrence of the Cross-Collateral Release Date or the consummation of the Merger, the Liens of the Collateral Agent in the Collateral (other than the Spinco Assets) shall, pursuant to Section 10.4(c) of the Exchange Agreement, automatically be released, and the Collateral Agent shall execute and deliver, at Acquiror’s expense and without representation, warranty or recourse, such documentation evidencing the release of the security interests granted by each Grantor (excluding Issuer and each Subsidiary of Issuer that is a Grantor) in the Collateral as may be reasonably requested and prepared by Issuer, Parent or Acquiror.

SECTION 19. Secured Party as Agent.

(a) Secured Party has been appointed to act as Secured Party hereunder by the Holders, subject to the Collateral Agency Agreement, the Exchange Agreement and the Intercreditor Agreement. The actions of the Secured Party hereunder are subject to the provisions of the Collateral Agency Agreement, the Exchange Agreement and the Intercreditor Agreement. Secured Party shall make demands, give notices, exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Collateral Agency Agreement and the Exchange Agreement and subject to the Intercreditor Agreement.

(b) The Secured Party shall be entitled to all the same rights, privileges, protections, immunities and indemnities in this Agreement as are contained in the Collateral Agency Agreement, the Intercreditor Agreement and the other Notes Documents for the benefit of the Secured Party, all of which are incorporated herein mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained herein. In the administration of this Agreement and performance of its powers hereunder, the Secured Party shall not be required to act hereunder unless it shall have received appropriate direction from the applicable Holders of Notes, as provided in the Collateral Agency Agreement, the Intercreditor Agreement and the other Notes Documents.

SECTION 20. Additional Grantors.

From time to time subsequent to the date hereof, additional Subsidiaries of any of Issuer, Parent or Company may become Additional Grantors by executing a Counterpart. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Material Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 21. Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and the Required Holders and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Pledge Supplement by a Grantor in accordance with Section 5(b) hereof or a Counterpart by an Additional Grantor in accordance with Section 20 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 22. Notices.

Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in Section 10.1 of the Exchange Agreement or as set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 23. Failure or Indulgence Not Waiver; Remedies Cumulative.

No failure or delay on the part of Secured Party or Required Holders in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 24. Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 25. Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 26. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL AND EXCEPT TO THE EXTENT THAT THE RIGHTS AND OBLIGATIONS OF THE PARTIES ARE GOVERNED OR LIMITED BY THE COMMUNICATIONS ACT AND THE FCC RULES.

SECTION 27. Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 22 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 27 RELATING TO JURISDICTION AND VENUE

SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 28. Waiver of Jury Trial.

GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GRANTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR GRANTORS AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTORS AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 28 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 29. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 30. Definitions.

(a) Each capitalized term utilized in this Agreement that is not defined in the Exchange Agreement or in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC.

(b) In addition, the following terms used in this Agreement shall have the following meanings:

“Account Bank” means UBS Financial Services Inc.

“Acquiror” means AT&T Inc., a Delaware corporation.

“Acquiror Note Purchase Agreement” shall mean the Note Purchase Agreement entered into among the Acquiror and each of the Holders.

“Additional Grantor” means a Subsidiary of Issuer or Company that becomes a party hereto after the date hereof as an additional Grantor by executing a Counterpart.

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Asset Sale Proceeds Account” means the account established with Account Bank and designated “NextWave Wireless LLC — Asset Sale Proceeds Accnt”, as more fully described in Section 1 of the Asset Sale Proceeds Account Control Agreement, any replacement for such account established with the written consent of the Required Holders and any other account in which any investment of funds from such account may be held.

“Asset Sale Proceeds Account Control Agreement” means the Account Control Agreement providing for control of the Asset Sale Proceeds Account dated as of the date hereof among Account Bank, Company, the First Lien Collateral Agent, the Second Lien Collateral Agent and Secured Party.

“Assigned and Assumed Obligations” has the meaning set forth in the Preliminary Statements of this Agreement.

“Collateral” has the meaning set forth in Section 1 hereof.

“Collateral Agency Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Collateral Parties” has the meaning set forth in the Preliminary Statements of this Agreement.

“Company” has the meaning set forth in the Preliminary Statements of this Agreement.

“Copyrights” means all items under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Registrations” means all copyright registrations issued to any Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule 10 annexed hereto, as the same may be amended pursuant hereto from time to time).

“Copyright Rights” means all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements), the right (but not the obligation) to renew and extend Copyright Registrations and any such rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of any Grantor or in the name of Secured Party or Holders for past, present and future infringements of the Copyrights and any such rights.

“Counterpart” means a counterpart to this Agreement in substantially the form of Exhibit VI hereto entered into by a Subsidiary of Company pursuant to Section 20 hereof.

“Cross-Collateral Release Date” has the meaning assigned to such term in the Intercreditor Agreement.

“Discharge of First Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Discharge of Parent Third Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Discharge of Second Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Equity Interests” means all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in a Person, whether such stock or interests are classified as Investment Property or General Intangibles under the UCC.

“Exchange Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Excluded Pledged Debt” means the Pledged Debt described on Schedule 3.23 to the Merger Agreement.

“First Lien Collateral Agent” has the meaning set forth in the Preliminary Statements of this Agreement.

“First Lien Holders” has the meaning set forth in the Preliminary Statements of this Agreement.

“First Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“First Lien Purchase Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“First Lien Secured Parties” has the meaning set forth in the Preliminary Statements of this Agreement.

“Grant” means a Grant of Trademark Security Interest, substantially in the form of Exhibit I annexed hereto, and a Grant of Patent Security Interest, substantially in the form of Exhibit II annexed hereto, and a Grant of Copyright Security Interest, substantially in the form of Exhibit III annexed hereto.

“Grantor” has the meaning set forth in the Preamble of this Agreement.

“Guaranty” has the meaning set forth in the Preliminary Statements of this Agreement.

“Holders” has the meaning set forth in the Preliminary Statements of this Agreement.

“Intellectual Property Collateral” means, with respect to any Grantor all right, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all

(a) Copyrights, Copyright Registrations and Copyright Rights, including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world;

(b) Patents;

(c) Trademarks, Trademark Registrations, the Trademark Rights and goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith;

(d) all trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; and

(e) all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits).

“Intent-To-Use Application” has the meaning set forth in Section 1 hereof.

“Intercreditor Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Investments” means any property, including any Financial Asset or Investment Property, credited to the Asset Sale Proceeds Account, and any other property acquired in exchange for, with proceeds from or distributions on, or otherwise in respect of such property.

“IP Filing Office” means the United States Copyright Office or the United States Patent and Trademark Office, as applicable.

“IP Supplement” means an IP Supplement, substantially in the form of Exhibit V annexed hereto.

“Issuer” has the meaning set forth in the Preamble of this Agreement.

“Notes” has the meaning set forth in the Preliminary Statements of this Agreement.

“Original Exchange Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Original Holders” has the meaning set forth in the Preliminary Statements of this Agreement.

“Original Pledge and Security Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Original Purchasers” has the meaning set forth in the Preliminary Statements of this Agreement.

“Parent” has the meaning set forth in the Preamble of this Agreement.

“Parent Third Lien Exchange Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Parent Third Lien Holders” has the meaning set forth in the Preliminary Statements of this Agreement.

“Parent Third Lien Secured Parties” has the meaning set forth in the Preliminary Statements of this Agreement.

“Parent Third Lien Security Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Patents” means all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by a Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule 9 annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

“Pledged Debt” means the Indebtedness from time to time owed to a Grantor, including the Indebtedness set forth on Schedule 6(b) annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Indebtedness and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

“Pledged Equity” means all Equity Interests in Company or a Material Subsidiary now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6(a) annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor; provided that, with respect to Equity Interests issued by a Foreign Subsidiary, such Equity Interests constituting Pledged Equity shall be limited to 66% of the issued and outstanding Capital Stock of such Foreign Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock of such Foreign Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)).

“Pledge Supplement” means a Pledge Supplement, in substantially the form of Exhibit IV annexed hereto, in respect of the additional Pledged Equity or Pledged Debt pledged pursuant to this Agreement.

“Second Lien Collateral Agent” has the meaning set forth in the Preliminary Statements of this Agreement.

“Second Lien Holders” has the meaning set forth in the Preliminary Statements of this Agreement.

“Second Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Second Lien Purchase Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Second Lien Secured Parties” has the meaning set forth in the Preliminary Statements of this Agreement.

“Secured Obligations” has the meaning set forth in Section 2 hereof.

“Secured Party” has the meaning set forth in the Preamble of this Agreement.

“Securities Collateral” means, with respect to any Grantor, the Pledged Equity, the Pledged Debt and any other Investment Property in which such Grantor has an interest.

“Spinco Assets” has the meaning set forth in the Preliminary Statements of this Agreement together with all other property of Spinco and its subsidiaries, whether now owned or hereafter acquired.

“Spinco Assets Transfer” has the meaning set forth in the Preliminary Statements of this Agreement.

“Subsidiary Grantor” has the meaning set forth in the Preamble of this Agreement.

“Trademarks” means all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by a Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically set forth on Schedule 8 annexed hereto).

“Trademark Registrations” means all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule 8 annexed hereto).

“Trademark Rights” means all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries.

“Wilmington Trust” has the meaning set forth in the Preamble of this Agreement.

(c) The rules of construction set forth in Section 10.25 of the Exchange Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 31. Amendment and Restatement.

On the date of this Agreement, the Original Pledge and Security Agreement shall be amended and restated solely as provided herein. The parties acknowledge and agree that this Agreement does not constitute a novation or termination of the Original Pledge and Security Agreement and that the obligations under the Original Pledge and Security Agreement with respect to the Assigned and Assumed Obligations and the guaranties thereof are in all respects continued and outstanding as obligations under this Agreement except to the extent such obligations are modified from and after the date hereof as provided in this Agreement and the other Note Documents. Notwithstanding anything herein to the contrary, the obligations under the Original Pledge and Security Agreement with respect to security for the Original Note obligations that do not constitute Assigned and Assumed Obligations and the guaranties thereof shall remain in full force and effect pursuant to the terms of the Parent Third Lien Security Agreement.

SECTION 32. Forbearance Agreement.

Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Secured Party hereunder is subject to the provisions of that certain Forbearance Agreement, dated as of August 1, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), among Parent, the Subsidiary Grantors, the First Lien Holders, the Second Lien Holders and the Original Holders (and by which the Holders are bound). In the event of any conflict between the terms of the Forbearance Agreement and this Agreement, the terms of the Forbearance Agreement shall govern and control.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:		NEXTWAVE HOLDCO LLC
NEXTWAVE WIRELESS LLC
NEXTWAVE WIRELESS INC.
NEXTWAVE BROADBAND INC.
NW SPECTRUM CO.
AWS WIRELESS INC.
WCS WIRELESS LICENSE SUBSIDIARY, LLC
NEXTWAVE METROPOLITAN INC.

	Each By:	/s/ Francis J. Harding
Name: Francis J. Harding
Title: Authorized Signatory

Notice Address: See Schedule A annexed hereto.

S-1	Security Agreement

COLLATERAL AGENT:		WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, as Secured Party

	By:	/s/ Renee Kuhl
		Name:	Renee Kuhl
		Title:	Vice President

	Address:	Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, Minnesota 55402
Facsimile: (612) 217-5651
		Attention:	Nicholas Tally
Alecia Anderson

S-2	Security Agreement

HOLDERS:	AVENUE INVESTMENTS, L.P.
By: Avenue Partners, LLC, its General Partner

	By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Address:	Avenue Capital Group
535 Madison Avenue
14th Floor
New York, NY 10022
Tel: (212) 878-3568
Email: rsymington@avenuecapital.com; bmulhern@avenuecapital.com;
Attn: Robert Symington
Brian Mulhern
Esther Posner

S-3	Security Agreement

AVENUE INTERNATIONAL MASTER L.P.
By: Avenue International Master Fund GenPar, Ltd., its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Address:	Avenue Capital Group
535 Madison Avenue
14th Floor
New York, NY 10022
Tel: (212) 878-3568
Email: rsymington@avenuecapital.com; bmulhern@avenuecapital.com
Attn: Robert Symington
Brian Mulhern
Esther Posner

S-4	Security Agreement

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By: Avenue Capital Partners IV, LLC, its General Partner
By: GL Partners IV, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Address:	Avenue Capital Group
535 Madison Avenue
14th Floor
New York, NY 10022
Tel: (212) 878-3568
Email: rsymington@avenuecapital.com; bmulhern@avenuecapital.com;
Attn: Robert Symington
Brian Mulhern
Esther Posner

S-5	Security Agreement

AVENUE CDP GLOBAL OPPORTUNITIES FUND, L.P.
By: Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Address:	Avenue Capital Group
535 Madison Avenue
14th Floor
New York, NY 10022
Tel: (212) 878-3568
Email: rsymington@avenuecapital.com; bmulhern@avenuecapital.com;
Attn: Robert Symington
Brian Mulhern
Esther Posner

S-6	Security Agreement

SOLA LTD

By: Solus Alternative Asset Management LP
Its: Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher A. Pucillo
Title: CEO

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By: Solus Alternative Asset Management LP
Its: Investment Adviser

By:	/s/ Christopher A. Pucillo
Name: Christopher A. Pucillo
Title: CEO

S-7	Security Agreement

MARIN-FINN LIVING TRUST QTIP TRUST UAD 07/04/01

By:	/s/ Kevin Finn
Name: Kevin Finn
Title: Trustee

S-8	Security Agreement

ALDEN GLOBAL DISTRESSED OPPORTUNITIES MASTER FUND, L.P.

By: Alden Global Capital Limited, its investment advisor

By: Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

ALDEN GLOBAL VALUE RECOVERY MASTER FUND, L.P.

By: Alden Global Capital Limited, its investment advisor

By: Alden Global Capital LLC, its sub-adviser

By:	/s/ Jason Pecora
Name:	Jason Pecora
Title:	Managing Director

S-9	Security Agreement

/s/ Douglas F. Manchester
Douglas F. Manchester

S-10	Security Agreement

NAVATION INC.

By:	/s/ Allen Salmasi
Name: Allen Salmasi
Title: Chief Executive Officer

S-11	Security Agreement

POLYGON RECOVERY FUND L.P.
By: Polygon Global Partners LLP, its investment manager

By:	/s/ Reade Griffith
Name: Reade Griffith
Title: Principal

S-12	Security Agreement

Execution Version

SCHEDULE A

TO

SECURITY AGREEMENT

Name of Grantor	Notice Address

NextWave Holdco LLC	12264 El Camino Road, Ste. 305
NextWave Wireless LLC	San Diego, California 92130
NextWave Wireless Inc.	Facsimile: 858-704-7825
NextWave Broadband Inc.	Attention: Frank Cassou, Esq.
NW Spectrum Co.
AWS Wireless Inc.
WCS Wireless License Subsidiary, LLC
NextWave Metropolitan Inc.

SCHEDULE B

TO

SECURITY AGREEMENT

Subsidiaries prior to the Spinco Asset Transfer.

Name of Material Subsidiary or License Subsidiary	Direct Parent

NextWave Holdco LLC	NextWave Wireless LLC

NextWave Wireless LLC	NextWave Wireless Inc.

NextWave Broadband Inc.	NextWave Wireless LLC

NextWave Spectrum UK Ltd.[1]	NextWave Wireless LLC

Cygnus Acquisition Co.[2]	NextWave Wireless LLC

AWS Wireless Inc.	NextWave Broadband Inc.

NextWave Metropolitan Inc.	NextWave Broadband Inc.

NW Spectrum Co.	NextWave Broadband Inc.

Inquam Norway AS	NextWave Broadband Inc.

WiMax Telecom AG3	NextWave Broadband Inc.

WCS Wireless License Subsidiary LLC	NW Spectrum Co.

4399773 Canada, Inc.	NW Spectrum Co.

4253311 Canada, Inc.	4399773, Canada, Inc.

Inquam Broadband GmbH	WiMax Telecom AG

NextWave Inversiones Ltda[4]	NextWave Spectrum UK Ltd.

NextWave Chile Ltda[5]	NextWave Inversiones Ltda

[1]	This entity is currently inactive and the NextWave Wireless Inc. is researching a resolution.
[2]	This entity is currently inactive and the NextWave Wireless Inc. is researching a resolution.
[3]	This entity is currently inactive and the NextWave Wireless Inc. is researching a resolution.
[4]	This entity is currently inactive and the NextWave Wireless Inc. is researching a resolution.
[5]	This entity is currently inactive and the NextWave Wireless Inc. is researching a resolution.

Subsidiaries immediately after the Spinco Asset Transfer.

Name of Material Subsidiary or License Subsidiary	Direct Parent

NextWave Holdco LLC	NextWave Wireless LLC

NextWave Wireless LLC	NextWave Wireless Inc.

AWS Wireless Inc.	NextWave Wireless LLC

NextWave Metropolitan Inc.	NextWave Wireless LLC

WCS Wireless License Subsidiary LLC	NextWave Wireless LLC

NextWave Broadband LLC	NextWave Holdco LLC

NW Spectrum LLC	NextWave Broadband LLC

Inquam Norway AS	NextWave Broadband LLC

4399773 Canada, Inc.	NextWave Broadband LLC

4253311 Canada, Inc.	4399773 Canada, Inc.

WiMax Telecom AG6	NextWave Broadband LLC

Inquam Broadband GmbH	WiMax Telecom AG

NextWave Spectrum UK Ltd.[7]	NextWave Broadband LLC

NextWave Inversiones Ltda[8]	NextWave Spectrum UK Ltd.

NextWave Chile Ltda[9]	NextWave Inversiones Ltda

Cygnus Acquisition Co.[10]	NextWave Broadband LLC

[6]	This entity is currently dormant and the Company is researching a resolution
[7]	This entity is currently dormant and the Company is researching a resolution.
[8]	This entity is currently dormant and the Company is researching a resolution.
[9]	This entity is currently dormant and the Company is researching a resolution.
[10]	This entity is currently dormant and the Company is researching a resolution.

SCHEDULE 1

TO

SECURITY AGREEMENT

Commercial Tort Claims

None.

SCHEDULE 2

TO

SECURITY AGREEMENT

Filing Offices

Grantor	Filing Office

NextWave Holdco LLC	Delaware

NextWave Wireless LLC	Delaware

NextWave Wireless Inc.	Delaware

NW Spectrum Co.	Delaware

NextWave Broadband Inc.	Delaware

AWS Wireless Inc.	Delaware

WCS Wireless License Subsidiary, LLC	Delaware

NextWave Metropolitan Inc.	Delaware

SCHEDULE 3

TO

SECURITY AGREEMENT

Office Locations, Type and Jurisdiction of Organization

Name of Grantor	Type of Organization	Chief Executive Office / Principal Place of Business/Other Office Locations	Jurisdiction of Organization	Organization Number

NextWave Holdco LLC	Limited Liability Company	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

NextWave Wireless LLC	Limited Liability Company	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

NextWave Wireless Inc.	Corporation	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

NW Spectrum Co.	Corporation	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

NextWave Broadband Inc.	Corporation	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

AWS Wireless Inc.	Corporation	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

WCS Wireless License Subsidiary, LLC	Limited Liability Company	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

NextWave Metropolitan Inc.	Corporation	12264 El Camino Road, Ste. 305 San Diego, California 92130	Delaware

SCHEDULE 4

TO

SECURITY AGREEMENT

Locations of Equipment and Inventory

Locations of Equipment and Inventory prior to the Spinco Asset Transfer.

Name of Grantor	Locations of Equipment and Inventory

NextWave Metropolitan Inc.	1409 East Butler Avenue	Flagstaff	AZ

	3505 Standard Street	Bakersfield	CA

	2040 East Casa Loma Drive	Bakersfield	CA

	2100 Bricyn Lane	Bakersfield	CA

	5765 Red Creek Springs Road	Pueblo	CO

	30th St. Ext. and Sprint Grove Ave.	Jacksonville	FL

	16-133 William St	Keaau	HI

	2117 Melrose Court	Cedar Falls	IA

	925 Iowa St.	Lawrence	KS

	2506 S State Street	Ann Arbor	MI

	271 Dawn Road	Branson	MO

	303 W 19th Street	Kearney	NE

	900 Elm Street	Manchester	NH

	199 Wales Avenue	Buffalo/Tonawanda	NY

	846 N. McElroy Road	Mansfield	OH

	111 N. Garfield	Eugene	OR

	2501 West 22nd Street	Sioux Falls	SD

	298 South 11th Street	Beaumont	TX

	206 South K Center St.	McAllen 1	TX

	3370 N. Jackson Road	McAllen /Pharr	TX

	1360 W Belt Line Road	Dallas	TX

	2945 Senior Road	Missouri City	TX

	Video Rd. (Latitude 34-13-35.2 N, Longitude 118-4-0.89 W)	La Canada Flintridge	CA

	Armstrong Field Laboratory, U.S. Route 9W (Geodetic coordinates of Latitude 40 degrees, 57’ 39: North Longitude 73 degrees, 55’ 23” West.)	Alpine	NJ

	7 Miles South of Bandera, State Route 173 (Latitude 29-37-11.97N Longitude 99-2-57.06W)	Hondo	TX

Name of Grantor	Locations of Equipment and Inventory

NextWave Wireless Inc.	12264 El Camino Road, Ste. 305 San Diego, California 92130

NW Spectrum Co.	801 Cherry Street	Fort Worth	TX

	911 North Duryea Place	Peoria	IL

	22062 Antonio Parkway	Rancho Santa Margarita	CA

	1805 N. Broad Street	Philadelphia	PA

	33926 Calle La Primavera	Dana Point	CA

	201 Wurster Hall	Berkeley	CA

	301 Fremont Street	Las Vegas	NV

	451 Bell Place	Sea Grit	NJ

SCHEDULE 5

TO

SECURITY AGREEMENT

Other Names

Other names immediately after the Spinco Asset Transfer.

Grantor	Other Legal Names

NW Spectrum LLC	NW Spectrum Co.

NextWave Broadband LLC	NextWave Broadband Inc.

SCHEDULE 6

TO

SECURITY AGREEMENT

Schedule 6(a)

Pledged Equity

Pledged Equity prior to the Spinco Asset Transfer.

Grantor	Issuer	Issuer’s Jurisdiction of Organization	Class of Equity	Par Value	Equity Certificate Nos.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged

NextWave Wireless LLC	NextWave Holdco LLC	Delaware			1	Unlimited	100%

NextWave Wireless LLC	NextWave Broadband Inc.	Delaware	Common	$0.01	2	1,000 Authorized 1,000 Outstanding	100%

NextWave Broadband Inc.	NW Spectrum Co.	Delaware	Common	$0.01	1	1,000 Authorized 1,000 Outstanding	100%

NextWave Broadband Inc.	AWS Wireless Inc.	Delaware	Common	$0.01	2	1,000 Authorized 1,000 Outstanding	100%

NextWave Broadband Inc.	Inquam Norway AS	Norway					66%

NW Spectrum Co.	WCS Wireless License Subsidiary, LLC	Delaware	LLC	None	1	Unlimited	100%

NextWave Wireless Inc.	NextWave Wireless LLC	Delaware	LLC	None	1	Unlimited	100%

NW Spectrum Co.	4399773 Canada Inc.	Canada					66%

NextWave Broadband Inc.	NextWave Metropolitan Inc.	Delaware	Common	$0.01	1	1,000 Authorized 1,000 Outstanding	100%

Pledged Equity immediately after the Spinco Asset Transfer.

Grantor	Issuer	Issuer’s Jurisdiction of Organization	Class of Equity	Par Value	Equity Certificate Nos.	Amount of Equity Interests	Percentage of Outstanding Equity Pledged

NextWave Wireless LLC	NextWave Holdco LLC	Delaware	LLC	None	1	Unlimited	100%

NextWave Holdco LLC	NextWave Broadband LLC	Delaware	LLC	None	1	Unlimited	100%

NextWave Broadband LLC	NW Spectrum LLC	Delaware	LLC	None	1	Unlimited	100%

NextWave Broadband LLC	Inquam Norway AS	Norway					66%

NextWave Wireless Inc.	NextWave Wireless LLC	Delaware	LLC	None	1	Unlimited	100%

NextWave Broadband LLC	4399773 Canada, Inc.	Canada					66%

NextWave Wireless LLC	AWS Wireless Inc.	Delaware	Common	$0.01	3	1,000 Authorized 1,000 Outstanding	100%

NextWave Wireless LLC	WCS Wireless License Subsidiary, LLC	Delaware	LLC	None	2	Unlimited	100%

NextWave Wireless LLC	NextWave Metropolitan Inc.	Delaware	Common	$0.01	2	1,000 Authorized 1,000 Outstanding	100%

Schedule 6(b)

Pledged Debt

None.

SCHEDULE 7

TO

SECURITY AGREEMENT

Deposit Accounts and Securities Accounts

Type of Account	Depository Bank or Securities Intermediary	Address of Depository Bank or Securities Intermediary	Account Number	Account Name

Asset Sale Proceeds	UBS Financial Services Inc.	Corporate Cash Management The UBS Tower 1 N. Wacker Drive 25th Floor Chicago, IL 60606	CP-01370	NextWave Wireless LLC

Deposit & Investment	UBS Financial Services Inc.	Corporate Cash Management The UBS Tower 1 N. Wacker Drive 25th Floor Chicago, IL 60606	CP-01374	NextWave Wireless LLC

Deposit & Investment	Barclays Capital Inc.	125 High Street 16th Floor Boston, MA 02110	834-81039	NextWave Wireless LLC

General	Silicon Valley Bank	4370 La Jolla Village Dr. Suite 860 San Diego, CA 92122	3300653674	NextWave Wireless Inc.

General	JPMorgan Chase Bank NA	PO Box 260195 Baton Rouge LA 70826-0195	304234443	NextWave Broadband Inc.

SCHEDULE 8

TO

SECURITY AGREEMENT

U.S. Trademarks:

Mark	Country	Application No.	Application Date	Owner	Class	Status

NEXTWAVE BROADBAND	US	78/843,093	Mar-22-2006	NextWave Broadband Inc.	09, 36, 38	Statement of Use Due

NEXTWAVE WIRELESS	US	78/843,098	Mar-22-2006	NextWave Broadband Inc.	09, 36, 38	Statement of Use Due

Last Statement of Use Extension is due Oct, 2012.

Final deadline to file Statement of Use is April 27, 2013.

Foreign Trademarks:

None.

SCHEDULE 9

TO

SECURITY AGREEMENT

U.S. Patents Issued:

None.

U.S. Patents Pending:

None.

Foreign Patents Issued:

None.

Foreign Patents Pending:

None.

SCHEDULE 10

TO

SECURITY AGREEMENT

U.S. Copyright Registrations:

None.

Foreign Copyright Registrations:

None.

Pending U.S. Copyright Registration Applications:

None.

Pending Foreign Copyright Registration Applications:

None.

EXHIBIT I TO

SECURITY AGREEMENT

[FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

GRANT OF TRADEMARK SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a                      corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

WHEREAS, NEXTWAVE HOLDCO LLC, a Delaware limited liability company (“Issuer”) has entered into that certain Amended and Restated Spinco Third Lien Subordinated Exchange Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Exchange Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement) by and among Issuer, each of the Guarantors named therein, each of the Purchasers named therein (together with their successors and assigns and any subsequent holder of Notes permitted under the Exchange Agreement, “Holders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (“Secured Party”); and

[Insert if Grantor is a Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Amended and Restated Spinco Third Lien Guaranty dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Holders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Issuer under the Exchange Agreement and the other Note Documents; and]

WHEREAS, pursuant to the terms of that certain Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Trademark Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Trademark Collateral”):

I-1	Grant of Trademark Security Interest

(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks set forth on Schedule A annexed hereto) (collectively, the “Trademarks”), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications set forth on Schedule A annexed hereto), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries, and all goodwill of such Grantor’s business symbolized by the Trademarks and associated therewith; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term “proceeds” includes whatever is receivable or received when Trademark Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding the foregoing, in no event shall the Trademark Collateral include, and Grantor shall not be deemed to have granted a security interest in, any applications by Grantor for a Trademark based on an intent to use the same if and so long as such application is pending without a “Statement of Use” having been filed and accepted by the United States Patent and Trademark Office (each such pending application which is based on an intent to use, an “Intent-To-Use Application”); provided, that once a “Statement of Use” is filed and accepted by the United States Patent and Trademark Office in connection with an Intent-To-Use Application, the foregoing shall not be applicable to such Intent-To-Use Application, and such Grantor shall be deemed to have granted a security interest in, such Intent-To-Use Application.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Notwithstanding any provision to the contrary in this Grant of Trademark Security Interest (this “Grant”), the lien and security interest granted to Secured Party, for the benefit of the Holders, pursuant to this Grant are subject to the provisions of that certain Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Issuer, each of the Guarantors named therein, the Note Holders (as defined therein), Wilmington Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein) and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined

I-2	Grant of Trademark Security Interest

therein). In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Grant, the provisions of the Intercreditor Agreement shall control.

[The remainder of this page is intentionally left blank.]

I-3	Grant of Trademark Security Interest

IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the      day of             ,             .

[NAME OF GRANTOR]

By:
Name:
Title:

I-4

SCHEDULE A

TO

GRANT OF TRADEMARK SECURITY INTEREST

Owner	Trademark Description	Registration/Appl. Number	Registration/Appl. Date

I-A-1

EXHIBIT II TO

SECURITY AGREEMENT

[FORM OF GRANT OF PATENT SECURITY INTEREST]

GRANT OF PATENT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a                      corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

WHEREAS, NEXTWAVE HOLDCO LLC, a Delaware limited liability company (“Issuer”) has entered into that certain Amended and Restated Spinco Third Lien Subordinated Exchange Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Exchange Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement) by and among Issuer, each of the Guarantors named therein, each of the Purchasers named therein (together with their successors and assigns and any subsequent holder of Notes permitted under the Exchange Agreement, “Holders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (“Secured Party”); and

[Insert if Grantor is a Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Amended and Restated Spinco Third Lien Guaranty dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Holders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Issuer under the Exchange Agreement and the other Note Documents; and]

WHEREAS, pursuant to the terms of that certain Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Patent Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Patent Collateral”):

(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications set forth on Schedule A annexed hereto), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term “proceeds” includes whatever is receivable or received when Patent Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Notwithstanding any provision to the contrary in this Grant of Patent Security Interest (this “Grant”), the lien and security interest granted to Secured Party, for the benefit of the Holders, pursuant to this Grant are subject to the provisions of that certain Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Issuer, each of the Guarantors named therein, the Note Holders (as defined therein), Wilmington Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein) and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined therein). In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Grant, the provisions of the Intercreditor Agreement shall control.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the      day of                 ,         .

[NAME OF GRANTOR]

By:
Name:
Title:

SCHEDULE A

TO

GRANT OF PATENT SECURITY INTEREST

Patents Issued:

Patent No.	Issue Date	Invention	Inventor

Patents Pending:

Applicant’s Name	Date Filed	Application Number	Invention	Inventor

II-A-1

EXHIBIT III TO

SECURITY AGREEMENT

[FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

GRANT OF COPYRIGHT SECURITY INTEREST

WHEREAS, [NAME OF GRANTOR], a             corporation (“Grantor”), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

WHEREAS, NEXTWAVE HOLDCO LLC, a Delaware limited liability company (“Issuer”) has entered into that certain Amended and Restated Spinco Third Lien Subordinated Exchange Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Exchange Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement) by and among Issuer, each of the Guarantors named therein, each of the Purchasers named therein (together with their successors and assigns and any subsequent holder of Notes permitted under the Exchange Agreement, “Holders”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (“Secured Party”); and

[Insert if Grantor is a Guarantor:] [WHEREAS, Grantor has executed and delivered that certain Amended and Restated Spinco Third Lien Guaranty dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Guaranty, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Guaranty”) in favor of Secured Party for the benefit of Holders, pursuant to which Grantor has guarantied the prompt payment and performance when due of all obligations of Issuer under the Exchange Agreement and the other Note Documents; and]

WHEREAS, pursuant to the terms of that certain Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), among Grantor, Secured Party and the other grantors named therein, Grantor has created in favor of Secured Party a security interest in, and Secured Party has become a secured creditor with respect to, the Copyright Collateral;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, to evidence further the security interest granted by Grantor to Secured Party pursuant to the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the “Copyright Collateral”):

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(i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyrights”), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations set forth on Schedule A annexed hereto, as the same may be amended pursuant hereto from time to time) (collectively, the “Copyright Registrations”), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the “Copyright Rights”), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party for past, present and future infringements of the Copyrights and Copyright Rights; and

(ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term “proceeds” includes whatever is receivable or received when Copyright Collateral or proceeds are sold, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Notwithstanding any provision to the contrary in this Grant of Copyright Security Interest (this “Grant”), the lien and security interest granted to Secured Party, for the benefit of the Holders, pursuant to this Grant are subject to the provisions of that certain Amended and Restated Intercreditor Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Issuer, each of the Guarantors named therein, the Note Holders (as defined therein), Wilmington

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Trust, National Association, as First Lien Collateral Agent (as defined therein), Wilmington Trust, National Association, as Second Lien Collateral Agent (as defined therein) and Wilmington Trust, National Association, as Third Lien Collateral Agent (as defined therein). In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Grant, the provisions of the Intercreditor Agreement shall control.

[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the      day of                 ,         .

[NAME OF GRANTOR]

By:
Name:
Title:

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SCHEDULE A

TO

GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyright Registrations:

Title	Registration No.	Date of Issue	Registered Owner

Foreign Copyright Registrations:

Country	Title	Registration No.	Date of Issue

Pending U.S. Copyright Registration Applications:

Title	Appl. No.	Date of Application	Copyright Claimant

Pending Foreign Copyright Registration Applications:

Country	Title	Appl. No.	Date of Application

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EXHIBIT IV TO

SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This Pledge Supplement dated as of             is delivered pursuant to the Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 between             , a             (“Grantor”), the other Grantors named therein, and Wilmington Trust, National Association, as Collateral Agent, as Secured Party for the benefit of Holders (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby agrees that the [Pledged Equity][Pledged Debt] set forth on Schedule A annexed hereto shall be deemed to be part of the [Pledged Equity][Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of             .

[GRANTOR]

By:
Title:

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SCHEDULE A

TO

PLEDGE SUPPLEMENT

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EXHIBIT V TO

SECURITY AGREEMENT

IP SUPPLEMENT

This IP SUPPLEMENT dated as of             , is delivered pursuant to and supplements (i) the Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Security Agreement”), between             , a             (“Grantor”), the other Grantors named therein, and Wilmington Trust, National Association, as Collateral Agent, as Secured Party for the benefit of Holders (“Secured Party”), and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of                 ,             (the “Grant”) executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

Grantor grants to Secured Party a security interest in all of Grantor’s right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] set forth on Schedule A annexed hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

IN WITNESS WHEREOF, Grantor has caused this IP Supplement to be duly executed and delivered by its duly authorized officer as of             .

[GRANTOR]

By:
Name:
Title:

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SCHEDULE A

TO

IP SUPPLEMENT

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EXHIBIT VI TO

SECURITY AGREEMENT

[FORM OF COUNTERPART]

COUNTERPART (this “Counterpart”) dated as of             , is delivered pursuant to Section 20 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Amended and Restated Spinco Third Lien Pledge and Security Agreement dated as of August 16, 2012 (said Amended and Restated Spinco Third Lien Pledge and Security Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time being the “Security Agreement”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among NextWave Holdco LLC, a Delaware limited liability company, the other Grantors named therein, and Wilmington Trust, National Association, as Collateral Agent, as Secured Party for the benefit of the Holders. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 20 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

(i) authorizes the Secured Party to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement;

(ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

(iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

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